EXHIBIT 10.18

                                                       T1018F

                NORTHERN BORDER PIPELINE COMPANY
                         U. S. SHIPPERS
                        SERVICE AGREEMENT

This Agreement ("the Service Agreement") is made and entered into at Omaha, Nebraska as of August 30, 1991, by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and MOBIL OIL CANADA, a partnership, hereinafter referred to as "Shipper".

WHEREAS, Company's investors and lenders rely on Certificates of Public Convenience and Necessity granted by the Federal Energy Regulatory Commission "FERC" and on the Tariff for the return of and the return on all funds invested in or loaned to the Company; and

WHEREAS, the transportation of natural gas shall be effectuated pursuant to Part 157 or Part 284 of the Federal Energy Regulatory
Commission's Regulations; and

WHEREAS, Company recognizes that it will be a condition to the initial effectiveness of this Service Agreement that, notwithstanding any other provision of the Tariff or this Service Agreement, the FERC shall have issued a nonappealable certificate with terms and conditions which achieve substantially the results requested by the Company, and such FERC certificate having been approved by Shipper (such approval not to be unreasonably withheld) and accepted by the Company.

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

Article 1 - Basic Receipts

Shipper shall on each day beginning with Shipper's Billing Commencement Date, as defined in Section 1 of the General Terms and Conditions of Company's FERC Gas Tariff and Article 7 herein, be entitled to tender and, following tender, deliver to Company, at each of Shipper's Points of Receipt, a quantity of gas not in excess of the Daily Receipt Quantity for such Point of Receipt for such day, as defined in such Section 1, and Company shall, on such day, as defined in such Section 1, and Company shall, on such day, take receipt of the quantity of gas so tendered and delivered by Shipper at such Point of Receipt.

Article 2 - Excess Receipts

If Shipper shall desire to tender to Company on any day beginning with Shipper's Billing Commencement Date, at any of Shipper's Points of Receipt, a quantity of gas in excess of Shipper's Daily Receipt Quantity for such Point of Receipt for such day, it shall notify Company of such desire. If Company in its sole judgment, determines that it has available the necessary capacity to receive and transport all or any part of such excess quantity and make deliveries in respect thereof, and that the performance of Company's obligations to other Shippers under their Service Agreements will not be adversely affected thereby, Company may elect to receive from Shipper said excess quantity or part thereof, and shall so notify Shipper. Scheduling of Excess Receipts will be in accordance with Subsection 5.3 of Rate Schedule T-1, Section 5 of Rate Schedule IT-1 and Subsection 5.1 in Rate Schedule OT-1. If more than one of the Shippers subject to Rate Schedule T-1 shall notify Company of a desire to tender gas to Company pursuant to Article 2 of their respective Service Agreements on any day, Company, if it elects to receive less than all of such gas, shall, except as otherwise required by Subsection 5.3 of Rate Schedule T-1 and Subsection 13.73 of the General Terms and Conditions, allocate among such Shippers the aggregate quantity it so elects to receive in proportion to their respective Total Maximum Receipt Quantities or in such other equitable manner as Company's operating conditions and the availability of its facilities may reasonably require.

Receipt of gas under this Article 2 which Company has previously elected to receive from Shipper may be curtailed partially or entirely at any time or from time to time by Company at will, in which event Company shall so notify Shipper of its decision.

Article 3 - Deliveries

Company shall deliver gas to Shipper at the Point(s) of Delivery and under the conditions specified in Exhibit A hereto and in accordance with Section l3 of the General Terms and Conditions.

Article 4 - Payments

Shipper shall make payments to Company in accordance with Rate
Schedules T-1 and OT-1 and the other applicable terms and provisions of this Service Agreement.

Article 5 - Change in Tariff Provisions

Upon notice to Shipper, Company shall have the right to file with the Federal Energy Regulatory Commission any changes in the terms of any of its Rate Schedules, General Terms and Conditions or Form of Service Agreement as Company may deem necessary, and to make such changes effective at such times as Company desires and is possible under applicable law. Shipper may protest any filed changes before the Federal Energy Regulatory Commission and exercise any other rights it may have with respect thereto.

Article 6 - Cancellation of Prior Agreements

When this Service Agreement becomes effective, it shall supersede, cancel and terminate the following Agreements:

Precedent Agreement dated July 16, 1990.

Article 7 - Term

This Service Agreement shall become effective upon its execution and shall under all circumstances continue in effect in accordance with the Tariff for fifteen (15) years after the Billing Commencement Date, defined herein as the later of November 1, 1992, or the i-service date of the facilities certificate for construction and operation in a Federal Energy Regulatory Commission proceeding prosecuted by Company in reliance upon this Agreement, and shall continue in effect thereafter until terminated by either Shipper or Company by not less than six (6) months prior written notice to the other. Provided however, this Agreement will terminate if the Federal Energy Regulatory Commission authorization to construct and operate the facilities under terms and conditions which achieve substantially the result requested by the company has not been received and approved by Shipper (such approval not to be unreasonably withheld) and accepted by Company by December 31, 1993. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Agreement.

This Service Agreement shall automatically terminate and be of no further force and effect unless Shipper shall furnish a proper security arrangement, in accordance with Subsection 9.1 of Rate Schedule T-1, to the Company within thirty (30) days after notice from the Company subsequent to the occurrence of any of the following events:

     The filing by Shipper or its parent of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

     A failure by Shipper to pay in full the amount of any invoice rendered by Company shall continue for ten (10) days from the date payment is due.

Termination of this U.S. Shippers Service Agreement shall not relieve Company and Shipper of the obligation to correct any volume imbalances hereunder, or Shipper to pay money due hereunder to Company and shall be in addition to any other remedies that Company may have.

Article 8 - Applicable Law and Submission to Jurisdiction

This Service Agreement and Company's Tariff, and the rights and obligations of Company and Shipper thereunder are subject to all relevant and United States lawful statutes, rules, regulations and orders of duly constituted authorities having jurisdiction. Subject to the foregoing, this Service Agreement shall be governed by and interpreted in accordance with the laws of the State of Nebraska. For purposes of legal proceedings, this Service Agreement shall be deemed to have been made in the State of Nebraska and to be performed there, and the Courts of that State shall have jurisdiction over all disputes which may arise under this Service Agreement, provided always that nothing herein contained shall prevent the Company from proceeding at its election against the Shipper in the Courts of any other state, Province or country.

At the Company's request, the Shipper shall irrevocably appoint an agent in Nebraska to receive, for it and on its behalf, service of process in connection with any judicial proceeding in Nebraska relating to the Agreement. Such service shall be deemed completed on delivery to such process agent (even if not forwarded to and received by the Shipper). If said agent ceases to act as a process agent within Nebraska on behalf of Shipper, the Shipper shall appoint a substitute process agent within Nebraska and deliver to the Company a copy of the new agent's acceptance of that appointment within 30 days.

Article 9 - Successors and Assigns

After establishing creditworthiness in accordance with Section 9 of Rate Schedule T-1, any person which shall succeed by purchase, amalgamation, merger or consolidation to the properties, substantially as an entirety, of Shipper or of Company, as the case may be, and which shall assume all obligations under Shipper's Service Agreement of Shipper or Company, as the case may be, shall be entitled to the rights, and shall be subject to the obligations, of its predecessor under Shipper's Service Agreement. Either party to a Shipper's Service Agreement may pledge or charge the same under the provisions of any mortgage, deed of trust, indenture, security agreement or similar instrument which it has executed, or assign such Service Agreement to any affiliated Person (which for such purpose shall mean any person which controls, is under common control with or
is controlled by such party).   Nothing contained in this Article
9 shall, however, operate to release predecessor Shipper from its obligation under its Service Agreement unless Company shall, in its sole discretion, consent in writing to such release, which it shall not do unless it concludes that, on the basis of the facts available to it, such release is not likely to have a substantial adverse effect upon other Shippers or other Persons who may become liable to provide funds to Company to enable it to meet any of its obligations. Company shall not release any Shipper from its obligations under its Service Agreement without the written consent of the other firm Shippers unless: (a) such release is effected pursuant to an assignment of obligations by such Shipper, and the assumption thereof by the assignee, and the terms of such assignment and assumption render the obligations being assigned and assumed no more conditional and no less absolute than those at the time provided therein; and (b) such release is not likely to have a substantial adverse effect upon Company or the other Shippers. For the purposes hereof, and without limiting the generality of the foregoing, any release of any Shipper from its obligations under its Service Agreement shall be deemed likely to have a substantial adverse effect upon Company or the other Shippers if the assignee of such obligations has a credit standing which is not at least equal to the credit standing of the assignor of such obligations (credit standings in each case as reflected by the ratings on outstanding debt securities by Moody's Investors Service, Standard and Poor's Corporation or another rating service acceptable to all Shippers to the extent available or by other appropriate objective measures). Shipper shall, at Company's request, execute such instruments and take such other action as may be desirable to give effect to any such assignment of Company's rights under such Shipper's Service Agreement or to give effect to the right of a Person whom the Company has specified pursuant to Section 6 of the General Terms and Conditions of Company's FERC Gas Tariff as the Person to whom payment of amounts invoiced by Company shall be made; provided, however, that: (a) Shipper shall not be required to execute any such instruments or take any such other action the effect of which is to modify the respective rights and obligations of either Shipper or Company under this Service Agreement; and (b) Shipper shall be under no obligation at any time to determine the status or amount of any payments which may be due from Company to any Person whom the Company has specified pursuant to said Section 6 as the Person to whom payment of amounts invoiced by Company shall be made.

Article 10 - Loss of Governmental Authority, Gas Supply,
Transportation or Market

Without limiting its other responsibilities and obligations under this Service Agreement, the Shipper acknowledges that it is responsible for obtaining and assumes the risk of loss of the following: (1) gas removal permits, (2) export and import licenses, (3) gas supply, (4) markets and (5) transportation upstream and downstream of the Company's pipeline system. Notwithstanding the loss of one of the items enumerated above, Shipper shall continue to be liable for payment to the Company of the transportation charges as provided for in this Service Agreement.

Article 11 - Other Operating Provisions

(This Article to be utilized when necessary to specify other operating provisions.)

Article 12 - Exhibit A of Service Agreement, Rate Schedules and
General Terms and Conditions

Company's Rate Schedules and General Terms and Conditions, which are on file with the Federal Energy Regulatory Commission and in effect, and Exhibit A hereto are all applicable to this Service Agreement and are hereby incorporated in, and made a part of, this Service Agreement. In the event that the terms and conditions herein are in conflict with the General Terms and Conditions in Company's FERC Gas Tariff, the terms and conditions of this Service Agreement are controlling.

IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed as of the day and year first set forth above.


ATTEST:                          NORTHERN BORDER PIPELINE
                                 COMPANY

/s/ Janet K. Place               BY:   /s/J. C. Pyle
Assistant Secretary              Title:Vice President

ATTEST:                          MOBIL OIL CANADA, by its
                                 Managing Partner, Mobil Oil
                                 Canada, Limited
/s/Ed Brown
Assistant Corporate Secretary    BY:   /s/R. F. Guerrant
                                 Title:  Vice President
P:place\T1profor

                   EXHIBIT A TO U.S. SHIPPERS
                  SERVICE AGREEMENT (Continued)



COMPANY             -    Northern Border Pipeline Company

COMPANY'S ADDRESS   -    1111 South 103rd Street
                         Omaha, Nebraska  68124-1000

SHIPPER   -              Mobil Oil Canada

SHIPPER'S ADDRESS   -    P.O. Box 800
                         330 5 Avenue S.W.
                         Calgary, AB, Canada  T2P 2J7
                         Attn:  Manager, Gas Supply &
Transportation

Points of    Maximum      Maximum      Maximum       Minimum
Receipt      Receipt      Pressure     Temperature   Temperature
             Quantity
             (per day)

Point of     30,000 Mcf   1435 psig      120 F         32 F
Morgan, MT

Total        30,000 Mcf
Maximum
Receipt
Quantity

                   EXHIBIT A TO U.S. SHIPPERS
                        SERVICE AGREEMENT

Points of    Maximum      Minimum      Minimum
Delivery     Delivery     Pressure     Temperature
             (per day)
Ventura, IA  30,000 Mcf   820 psig       32 F


This Exhibit A is made and entered into as of August 30, 1991.
On the effective date designated by the Federal Energy Regulatory
Commission, it shall supersede the Exhibit A dated as of none, 19 .

Effective Date of this Exhibit A is set forth in Article 7 hereof.

                                                            T1018
                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

      AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT

Company:            Northern Border Pipeline Company

Company's Address:  1111 South 103rd Street
                    Omaha, Nebraska 68124-1000

Shipper:            Mobil Natural Gas Inc.
                    Attn:  Mr. Glen Hammerlindl

Shipper's Address:  330 - 5th Avenue S.W.
                    Calgary, AB, Canada  T2P 2J7

                                            Maximum    Minimum      Maximum
                       Role     Maximum     Receipt    Delivery     Receipt       Minimum
                      (Notes    Quantity    Pressure   Pressure   Temperature   Temperature
 Points              1 and 3)   (MCF/Day)    (PSIG)     (PSIG)        (F)           (F)

Port of Morgan, MT      PR       30,000       1435         -          120           32
                        RD       30,000          -         -            -            -
                        TP       30,000          -         -            -            -
                        DD       30,000          -         -            -            -

Buford, ND              PR       30,000       1435         -          120           32
(Secondary-Note 2)      RD       30,000          -         -            -            -
                        TP       30,000          -         -            -            -
                        DD       30,000          -         -            -            -

Watford City, ND        PR       30,000       1435         -          120           32
(Secondary-Note 2)      RD       30,000          -         -            -            -
                        TP       30,000          -         -            -            -
                        DD       30,000          -         -            -            -

Hebron, ND              PR       30,000       1435         -          120           32
(Secondary-Note 2)      RD       30,000          -         -            -            -
                        TP       30,000          -         -            -            -
                        PD       30,000          -       725            -           32
                        DD       30,000          -         -            -            -

Glen Ullin, ND          PR       30,000       1435         -          120           32
(Secondary-Note 2)      RD       30,000          -         -            -            -
                        TP       30,000          -         -            -            -
                        PD       30,000          -       725            -           32
                        DD       30,000          -         -            -            -

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

                                            Maximum    Minimum      Maximum
                       Role     Maximum     Receipt    Delivery     Receipt       Minimum
                      (Notes    Quantity    Pressure   Pressure   Temperature   Temperature
 Points              1 and 3)   (MCF/Day)    (PSIG)     (PSIG)        (F)           (F)

Mina, SD                RD        4,500          -         -            -            -
(Secondary-Note 2)      TP       30,000          -         -            -            -
                        PD        4,500          -       750            -           32
                        DD        4,500          -         -            -            -

Aberdeen, SD            RD       25,000          -         -            -            -
(Secondary-Note 2)      TP       30,000          -         -            -            -
                        PD       25,000          -       800            -           32
                        DD       25,000          -         -            -            -

Webster, SD             RD        5,000          -         -            -            -
(Secondard-Note 2)      TP       30,000          -         -            -            -
                        PD        5,000          -       700            -           32
                        DD        5,000          -         -            -            -

Milbank, SD             RD        8,073          -         -            -            -
(Secondary-Note 2)      TP       30,000          -         -            -            -
                        PD        8,073          -       800            -           32
                        DD        8,073          -         -            -            -

Ivanhoe, MN             RD        1,791          -         -            -            -
(Secondary-Note 2)      TP       30,000          -         -            -            -
                        PD        1,791          -       700            -           32
                        DD        1,791          -         -            -            -

Marshall, MN            RD       30,000          -         -            -            -
(Secondary-Note 2)      TP       30,000          -         -            -            -
                        PD       30,000          -       800            -           32
                        DD       30,000          -         -            -            -

Westbrook, MN           RD          500          -         -            -            -
(Secondary-Note 2)      TP       30,000          -         -            -
                        PD          500          -       800            -           32
                        DD          500          -         -            -            -

Welcome, MN             RD       30,000          -         -            -            -
(Secondary-Note 2)      TP       30,000          -         -            -            -
                        PD       30,000          -       796            -           32
                        DD       30,000          -         -            -            -

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

                                            Maximum    Minimum      Maximum
                       Role     Maximum     Receipt    Delivery     Receipt       Minimum
                      (Notes    Quantity    Pressure   Pressure   Temperature   Temperature
 Points              1 and 3)   (MCF/Day)    (PSIG)     (PSIG)        (F)           (F)


Ledyard, IA             RD        4,000          -         -            -            -
(Secondary-Note 2)      TP       30,000          -         -            -            -
                        PD        4,000          -       800            -           32
                        DD        4,000          -         -            -            -

Ventura, IA             RD       30,000          -         -            -            -
                        TP       30,000          -         -            -            -
                        PD       30,000          -       820            -           32
                        DD       30,000          -         -            -            -

Total Maximum
Receipt Quantity                 30,000 MCF

                     - - - - - - - - - - -

Note 1:  The point role will be either PR for physical receipts,
         RD  for receipt by displacement, TP for transfer points, PD
         for   physical   deliveries,  and  DD   for   delivery   by
         displacement.

Note 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern Border's nomination and scheduling procedures.

Note 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

                NORTHERN BORDER PIPELINE COMPANY
                 U.S. SHIPPERS SERVICE AGREEMENT

AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)



This Exhibit A is made and entered into as of April 28, 1994. On the effective date designated by the Federal Energy Regulatory Commission, it shall supersede the Exhibit A dated as of February 4, 1993. The effective date of this Exhibit A is April 29, 1994.


                                 NORTHERN BORDER PIPELINE COMPANY


ATTEST:                          By:     Northern Plains Natural
                                         Gas Company, Operator

/s/Janet K. Place                By:     /s/Robert A. Hill
Title:  Assistant Secretary      Title:  Vice President


ATTEST:                          MOBIL NATURAL GAS INC.

/s/M.L. Burns                    By:     /s/R. F. Guerrant
                                 Title:  Attorney-in-Fact

Mobil Natural Gas Inc.                  12450 GREENSPOINT DRIVE
                                        HOUSTON, TEXAS 77X 1991

                              July 23,1996
VIA FAX:  402/398-7870

Northern Border Pipeline
P. O Box 3330
Omaha, NE 68lO3-0330

Attention: Marge Shade

                                          JOINT VENTURE MARKETING

Dear Marge:

Please be advised that effective August 1, 1996, Mobil Natural Gas Inc. (MNGI) will be doing business through a joint venture marketing company. The new entity, PanEnergy Trading and Market Services, L.L.C. ("PanEnergy Marketing" or "Agent") will serve as agent for MNGI and various other affiliates of Mobil Corporation ("Mobil"), including the party ("Principal") to the transportation contract (s) with your company, as listed on the Exhibit "A" to this letter.

Principal warrants to you that Agent shall have authority to perform all shipper functions under the referenced contract (s), effective August 1, 1996 and continuing until Principal or Agent has notified you otherwise, in writing, and you have acknowledged the change. Authority shall include but not be limited to:

          *    Performing nominations and confirmations
          *    Applying shipper and/or producer PDAs as deemed appropriate
          *    Receiving volume statements on-line and/or via hard copy
          *    Negotiating month-to-month spot transportation discounts
          *    Adding receipt and delivery points
          * Receiving and paying invoices for services rendered under the referenced contract (s)

               Authority shall exclude:

          *    deleting points
          *    canceling or terminating any referenced contract (s)
          * amending any referenced contract (s) in any way not listed above.

Principal will hold your company harmless for all actions it takes as a result of directions by Agent, except for any purported cancellation, termination, or point deletion.

Correspondence involving the referenced contract (s), and invoices for transportation for August 1996 and subsequent gas flow should be sent to:

                    PanEnergy Trading Market Services, L L.C.
                    Attn: Gas Accounting
                    1077 Westheimer, Suite 650
                    Houston, TX 77042

Principal will of course continue to be liable for performance. In the event Agent fails to pay you on time, in accordance with the referenced contract (s), you may bill Principal directly. Correspondence directly to Principal, and invoices for transportation prior to August 1996 should be sent to or care of:

                    Mobil Natural Gas Inc.
                    Attn: Gas Volume Analyst
                    12450 Greenspoint Drive
                    Houston, TX 77060- 1991

Agent will also serve as producer/operator for purposes of scheduling and confirming all points on your pipeline that currently show MNGI or Principal as the producer/operator of record. As such, Agent should have access to all systems and reports currently accessible by MNGI.

If you have questions, please call the MNGI gas control representative for your pipeline or Joe Woodard (713) 775-2655.



                         Very truly yours,


                         /s/Y.J. Bourgeois
                         Y. J. Bourgeois
                         Manager Equity Operations
                         (713) 775-2591


MMM:GN
Attachment

          THIS AGREEMENT made as of the 1st day of June, 1992.
BETWEEN:

          MOBIL OIL CANADA, a Partnership,
          carrying on business in the Province of Alberta
          (hereinafter called the "Assignor")

                                        OF FIRST PART
                              and

          MOBIL NATURAL GAS INC., a Delaware Corporation, having its Head Office in the City of Houston, State of Texas
          (hereinafter called the Assignee")

                                        OF THE SECOND PART
                              and

          Northern BORDER PIPELINE COMPANY, a partnership carrying on business in the State of Nebraska and other States of the United States of America
          (hereinafter called "Northern Border")

                                        OF THE THIRD PART

WHEREAS by a service agreement (firm service) (the service
Agreement") dated the 30th day of August, 1991 between Assignor and Northern Border, the parties thereto agreed with respect to the Transportation of natural gas.

AND WHEREAS the Service Agreement, Article 9 permits assignment to an affiliate, and the Assignee is an affiliate of the Assignor.

AND WHEREAS the Assignor has agreed to assign, transfer, convey and set over unto the Assignee all its right, title, interest and estate in and to the Service Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

     1. The Assignor hereby assigns, transfers, conveys and sets over unto the Assignee, its successors and assigns, absolutely and forever, all of the Assignor' s right, title, interest and estate in, to and under the Service Agreement.

     2. The Assignee accepts the assignment and covenants and agrees with theAssignor and Northern Border and each of them, that from and after the date of this Agreement, the Assignee will observe and perform the covenants and agreements of the Assignor contained in the Service Agreement.

     3. The Assignee expressly acknowledges that in all matters relating to the Service Agreement subsequent to the assignment to the Assignee, and until thirty (30)days after the delivery of this Agreement properly executed to Northern Border, the Assignor has been acting as trustee for and as the duly authorized agent of the Assignee, and the Assignee does hereby expressly ratify, adopt and confirm all acts or omissions of the Assignor in its capacity as such trustee and agent to the end that all such acts or omissions shall for all purposes be construed as made or done by the Assignee.

     4. Northern Border hereby consents to the Assignor assigning its right, title, interest and estate in the Service Agreement to the Assignee and agrees with the Assignor that from and after the date of this Agreement, it shall hold the Assignee responsible for the observance and performance of covenants and agreements contained in the Service Agreement, and agreed to be obsessedand performed by the Assignor, provided that nothing herein shall relieve the Assignor of its obligations arising pursuant to the Service Agreement. The Assignor releases and relieves Northern Border from all its obligations to the Assignor arising under the provisions of the Service Agreement after the date of this Agreement.

     5.  The address of the Assignee shall be:

         Greenspoint Drive,
         Houston, Texas 77060-191

     6. This Agreement will become effective when executed by all parties named herein, but may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     7. The Service Agreement as hereby amended is ratified and confirmed.

     8. Nothing herein contained shall be taken as authorization for or consent to any further assignment of the right, title and interest or the obligations of the Assignee under the Service Agreement, other than what is permitted in the Service Agreement.

IN WITNESS WHEREOF the parties hereto have properly executed this Agreement as of the date first above written.


MOBIL OIL CANADA, a Partnership   MOBIL NATURAL GAS INC.
by its managing partner

MOBIL OIL CANADA, LTD.
Per: /s/Randy E. W. Selin         Per: /s/W. L. Luthy
     AUTHORIZED SIGNATORY              AUTHORIZED SIGNATORY


                                  NORTHERN BORDER PIPELINE COMPANY,
                                  BY:  NORTHERN PLAINS NATURAL GAS
                                  COMPANY, MANAGING PARTNER

                                  Per:/s/   J.C. Pyle
                                  AUTHORIZED SIGNATORY

THIS IS THE SIGNATURE PAGE TO THE AGREEMENT MADE AS OF THE 1ST
DAY OF JUNE, 1992 BETWEEN MOBIL OIL CANADA, MOBIL NATURAL GAS
INC. AND NORTHERN BORDER PIPELINE COMPANY